Summary of Significant Accounting Policies: Asset Retirement Obligations (Policies)	12 Months Ended
Dec. 31, 2011
Recently Issued Accounting Pronouncements:
Asset Retirement Obligations

(m)          Asset retirement obligations

The Group has numerous asset retirement obligations associated with its core business activities. The Group is required to perform these obligations under law or contract once an asset is permanently taken out of service. Most of these obligations are not expected to be paid until many years into the future and will be funded from general resources at the time of removal. The Group’s asset retirement obligations primarily relate to mining and steel production facilities with related landfills, dump areas and mines. The Group’s estimates of these obligations are based on current regulatory or license requirements, as well as forecasted dismantling and other related costs. Asset retirement obligations are calculated in accordance with the provisions of FASB ASC 410, “Asset Retirement and Environmental Obligations” (“ASC 410”).

In order to calculate the amount of asset retirement obligations, the expected cash flows are discounted using the estimate of credit-adjusted risk-free rate as required by ASC 410. The credit-adjusted risk-free rate is calculated as a weighted average of risk-free interest rates for Russian Federation bonds or the U.S. treasury bonds depending on the location of the assets with maturity dates that are similar with the expected timing of when the asset retirement activities will be performed, adjusted for the effect of the Group’s credit standing.